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                                                                    EXHIBIT 99.1

Certification


     Pursuant to 18 USC Section 1350, the undersigned officer of The St. Joe Company (the "Company"), hereby certifies that the Company's Annual Report on Form 10-K for the period ended December 31, 2002 (the "Report"), fully complies with the requirements of Section 13(a) or 15(d), as applicable of the Securities Exchange Act of 1934 and that the information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                        /s/ Peter S. Rummell
                                        -------------------------------------
                                        Peter S. Rummell
                                        Chief Executive Officer


Dated: March 26, 2003
      -----------------



     The foregoing certificate is being furnished solely pursuant to 18 USC
Section 1350 and is not being filed as part of this Report or as a separate disclosure document.










Certification


     Pursuant to 18 USC Section 1350, the undersigned officer of The St. Joe Company (the "Company"), hereby certifies that the Company's Annual Report on Form 10-K for the period ended December 31, 2002 (the "Report"), fully complies with the requirements of Section 13(a) or 15(d), as applicable of the Securities Exchange Act of 1934 and that the information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                        /s/ Kevin M. Twomey
                                        -------------------------------------
                                        Kevin M. Twomey
                                        Chief Financial Officer


Dated: March 26, 2003
      -----------------



     The foregoing certificate is being furnished solely pursuant to 18 USC
Section 1350 and is not being filed as part of this Report or as a separate disclosure document.